UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3105

Oppenheimer Capital Appreciation Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2016

Item 1.  Reports to Stockholders.

Annual Report	8/31/2016

Oppenheimer Capital Appreciation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Growth Index
1-Year	2.02%	-3.85%	12.55%	10.54%

5-Year	11.51	10.20	14.69	14.74

10-Year	5.72	5.09	7.51	9.11

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 2.02% during the reporting period. In comparison, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned 10.54%. The bulk of the Fund’s underperformance occurred over the first half of the reporting period, during which time the Fund’s Class A shares (without sales charge) produced a return of -7.20%. The Index returned -1.22% during that time. The Fund performed much better on an absolute basis over the last six months of the reporting period, with its Class A shares (without sales charge) generating a 9.94% return. Over the same six-month period, the Index produced a return of 11.91%.

For the overall one-year reporting period ended August 31, 2016, the Fund’s underperformance versus the Index was largely the result of stock selection in the health care, consumer discretionary and consumer staples sectors. The Fund outperformed the Index within the information technology, energy and materials sectors due to stock selection.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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MARKET OVERVIEW

The reporting period ended was a tumultuous time for global equity markets. The closing months of 2015 were marked by uncertainty over when, or if, the Federal Reserve (the “Fed”) would raise interest rates, which it eventually did in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth all contributed to an environment where investor sentiment swung back and forth like a pendulum.

2016 started off with credit markets widening amid stock market weakness. The Fed’s statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically. 2016 also saw a continued rotation away from growth stocks and into value stocks. This is a significant reversal from 2015 when growth stocks, in general, significantly outperformed.

By mid-February markets began to turn. The European Central Bank (“ECB”) hinted it would likely ease further, the Bank of Japan’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other

Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum, payrolls and wages remained steady, while survey indicators such as the Institute for Supply Management (ISM) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened.

Data trends continued into May, which led to expectations that the Fed would hike at least twice during 2016 – including the potential for a June hike. A weak May payrolls report caused the market to back off the possibility of two hikes, as did a dovish Chair Yellen in her press conference after the mid-June Federal Open Market Committee meeting.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded. The market continued to delay its expectations for additional rate hikes.

FUND REVIEW

Top contributors to the Fund’s performance this period included Facebook, Inc., NVIDIA Corp. and Amazon.com, Inc. Shares of Facebook, the world’s largest social networking site, rallied after the company reported record revenue from mobile

4        OPPENHEIMER CAPITAL APPRECIATION FUND

advertising. Marketers are flocking to Facebook because of its knack for getting well-targeted ads in front of consumers. NVIDIA Corp., a visual computing company that develops graphics chips for use in PCs, mobile devices, servers, automobiles and supercomputers, reported revenue above consensus over the first quarter of its fiscal year and guided second quarter revenue ahead of consensus expectations driven by broad-based growth. Over the second quarter of 2016, Amazon’s sales and profit topped estimates on robust demand for quick-turnaround delivery, cloud services and gadgets like the Kindle and Echo, adding to evidence the e-commerce giant can make money even as it invests heavily in future hardware and software.

Detractors from performance this reporting period included Valeant Pharmaceuticals International, Allergan plc and Gilead Sciences, Inc. Valeant Pharmaceuticals announced it was under investigation by the U.S. Securities and Exchange Commission in a previously undisclosed probe, and also delayed the release of its financial results. We sold our position. Allergan, formerly known as Actavis, is a specialty pharmaceuticals manufacturer that markets branded drugs for patients suffering from diseases principally in the eye care, neuroscience, medical aesthetics/dermatology, women’s health and gastroenterology categories. In November 2015, the company announced that it was merging with Pfizer to create a global pharmaceuticals company, and expected the deal to close in the second half of 2016.

The merger was called off in early April after unprecedented actions by the U.S. Treasury department made the economics of the transaction unattractive, leading to a decline in share price. Gilead is a biopharmaceutical company primarily focused on development of drugs aimed at HIV/AIDS, liver disease, and serious cardiovascular and respiratory conditions. The stock was down with the biotech sector along with a new competitor in Hepatitis C — Merck’s Zepatier — which was approved at the end of January and will compete with Gilead’s Harvoni. We’ve since exited our position.

10/5/2016 FUND UPDATE

After the reporting period ended, changes were made to the Fund’s portfolio management team. Effective October 5, 2016, the new Portfolio Manager of the Fund is Paul Larson. Mr. Larson joined OppenheimerFunds in 2013 and has 20 years of investment experience. He will continue to serve as co-portfolio manager on Oppenheimer Main Street Fund in addition to his new responsibilities. The previous portfolio manager for the Fund, Michael Kotlarz no longer serves as portfolio manager on the Fund and has left the firm. We appreciate his contributions to the firm over the years.

The Fund’s focus on domestic large-cap growth will not change, but Mr. Larson and team will implement the same investment process employed by the Main Street strategies. The Main Street team employs a process that seeks to identify competitively

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advantaged companies with strong value creation potential and a compelling risk/ reward profile. The deep and experienced investment team has a history of guiding portfolios through distinct market cycles using this disciplined approach.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	5.7%
PayPal Holdings, Inc.	4.2
Allergan plc	3.9
Oracle Corp.	3.5
Electronic Arts, Inc.	3.3
Amazon.com, Inc.	3.3
Apple, Inc.	3.3
Activision Blizzard, Inc.	3.1
Biogen, Inc.	3.1
Broadcom Ltd.	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Software	11.8%
Internet Software & Services	9.1
IT Services	8.1
Biotechnology	6.4
Semiconductors & Semiconductor Equipment	6.3
Specialty Retail	5.6
Pharmaceuticals	4.3
Health Care Equipment & Supplies	3.9
Internet & Catalog Retail	3.3
Technology Hardware, Storage & Peripherals	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2016, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2016, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OPTFX)	1/22/81	2.02%	11.51%	5.72%

Class B (OTGBX)	11/1/95	1.25	10.64	5.21

Class C (OTFCX)	12/1/93	1.26	10.66	4.91

Class I (OPTIX)	12/29/11	2.45	12.66*	N/A

Class R (OTCNX)	3/1/01	1.74	11.23	5.44

Class Y (OTCYX)	11/3/97	2.28	11.85	6.09

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OPTFX)	1/22/81	-3.85%	10.20%	5.09%

Class B (OTGBX)	11/1/95	-3.08	10.37	5.21

Class C (OTFCX)	12/1/93	0.40	10.66	4.91

Class I (OPTIX)	12/29/11	2.45	12.66*	N/A

Class R (OTCNX)	3/1/01	1.74	11.23	5.44

Class Y (OTCYX)	11/3/97	2.28	11.85	6.09

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index, an index of large-capitalization equity securities that is a measure of the general domestic stock market, and the Russell 1000 Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but

8        OPPENHEIMER CAPITAL APPRECIATION FUND

does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER CAPITAL APPRECIATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During 6 Months Ended August 31, 2016

Class A	$ 1,000.00	$ 1,099.40	$ 5.55

Class B	1,000.00	1,095.40	9.63

Class C	1,000.00	1,095.40	9.63

Class I	1,000.00	1,101.80	3.33

Class R	1,000.00	1,098.10	6.93

Class Y	1,000.00	1,100.80	4.34

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.86	5.35

Class B	1,000.00	1,015.99	9.26

Class C	1,000.00	1,015.99	9.26

Class I	1,000.00	1,021.97	3.21

Class R	1,000.00	1,018.55	6.67

Class Y	1,000.00	1,021.01	4.17

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2016 are as follows:

Class	Expense Ratios

Class A	1.05%

Class B	1.82

Class C	1.82

Class I	0.63

Class R	1.31

Class Y	0.82

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS August 31, 2016

	Shares	Value

Common Stocks—98.7%

Consumer Discretionary—17.1%

Hotels, Restaurants & Leisure—0.7%
Starbucks Corp.	593,340	$33,363,508

Household Durables—1.9%
Newell Brands, Inc.	636,170	33,767,904

Whirlpool Corp.	301,680	53,892,115

		87,660,019

Internet & Catalog Retail—3.3%
Amazon.com, Inc.[1]	203,580	156,585,593

Leisure Products—0.6%
Hasbro, Inc.	375,680	30,708,083

Media—2.3%
Comcast Corp., Cl. A	1,206,760	78,753,158

Walt Disney Co. (The)	310,204	29,301,870

		108,055,028

Multiline Retail—0.6%
Dollar Tree, Inc.[1]	337,480	27,909,596

Specialty Retail—5.6%
Home Depot, Inc. (The)	695,630	93,297,896

Lowe’s Cos., Inc.	590,590	45,215,570

O’Reilly Automotive, Inc.[1]	176,340	49,366,383

TJX Cos., Inc. (The)	970,812	75,179,681

		263,059,530

Textiles, Apparel & Luxury Goods—2.1%
Coach, Inc.	1,768,640	67,526,675

NIKE, Inc., Cl. B	406,962	23,457,290

VF Corp.	149,510	9,277,095

		100,261,060

Consumer Staples—5.5%

Beverages—2.9%
Constellation Brands, Inc., Cl. A	274,810	45,082,581

Dr Pepper Snapple Group, Inc.	540,850	50,677,645

Molson Coors Brewing Co., Cl. B	404,790	41,418,113

		137,178,339

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	295,325	47,869,229

	Shares	Value

Food & Staples Retailing (Continued)

CVS Health Corp.	517,850	$48,367,190

		96,236,419

Food Products—0.6%
ConAgra Foods, Inc.	598,220	27,883,034

Energy—3.0%

Energy Equipment & Services—1.0%
Halliburton Co.	1,123,244	48,310,724

Oil, Gas & Consumable Fuels—2.0%
EOG Resources, Inc.	479,741	42,452,281

Pioneer Natural Resources Co.	295,292	52,872,033

		95,324,314

Financials—3.3%

Capital Markets—1.2%
BlackRock, Inc., Cl. A	114,590	42,720,298

Charles Schwab Corp. (The)	392,540	12,349,308

		55,069,606

Commercial Banks—0.2%
JPMorgan Chase & Co.	165,860	11,195,550

Diversified Financial Services—1.1%
Intercontinental Exchange, Inc.	182,810	51,556,076

Real Estate Investment Trusts (REITs)—0.8%
Crown Castle International Corp.	415,140	39,342,818

Health Care—17.5%

Biotechnology—6.4%
Amgen, Inc.	166,520	28,318,391

Biogen, Inc.[1]	475,860	145,437,092

Celgene Corp.[1]	500,252	53,396,898

Regeneron Pharmaceuticals, Inc.[1]	41,490	16,286,900

Vertex Pharmaceuticals, Inc.[1]	641,330	60,612,098

		304,051,379

Health Care Equipment & Supplies—3.9%
Baxter International, Inc.	1,359,340	63,521,958

Danaher Corp.	874,630	71,203,629

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	Shares	Value

Health Care Equipment & Supplies (Continued)

Medtronic plc	583,800	$50,808,114

		185,533,701

Health Care Providers & Services—2.5%
Laboratory Corp. of America Holdings[1]	468,850	64,199,631

UnitedHealth Group, Inc.	331,000	45,032,550

Universal Health Services, Inc., Cl. B	69,670	8,397,325

		117,629,506

Life Sciences Tools & Services—0.4%
Charles River Laboratories International, Inc.[1]	221,900	18,464,299

Pharmaceuticals—4.3%
Allergan plc[1]	778,380	182,561,245

Bristol-Myers Squibb Co.	368,793	21,165,030

		203,726,275

Industrials—8.7%

Aerospace & Defense—0.7%
United Technologies Corp.	316,270	33,660,616

Building Products—1.1%
A.O. Smith Corp.	213,120	20,561,818

Allegion plc	416,233	29,644,114

		50,205,932

Commercial Services & Supplies—0.6%
KAR Auction Services, Inc.	675,240	28,549,147

Electrical Equipment—1.3%
Acuity Brands, Inc.	140,870	38,756,154

Rockwell Automation, Inc.	203,450	23,585,959

		62,342,113

Machinery—2.1%
Fortive Corp.	337,705	17,786,922

Ingersoll-Rand plc	635,200	43,187,248

Stanley Black & Decker, Inc.	237,130	29,344,837

Wabtec Corp.	139,150	10,660,282

		100,979,289

Professional Services—1.1%
Nielsen Holdings plc	974,850	51,940,008

	Shares	Value

Road & Rail—1.8%
Canadian Pacific Railway Ltd.	259,620	$39,750,418

J.B. Hunt Transport Services, Inc.	552,220	43,840,746

		83,591,164

Information Technology—40.5%

Electronic Equipment, Instruments, & Components—1.9%
Corning, Inc.	3,918,380	88,908,042

Internet Software & Services—9.1%
Alphabet, Inc., Cl. A1	344,397	272,021,970

Alphabet, Inc., Cl. C1	82,650	63,396,683

Facebook, Inc., Cl. A1	767,050	96,740,346

		432,158,999

IT Services—8.1%
MasterCard, Inc., Cl. A	1,290,450	124,696,184

PayPal Holdings, Inc.[1]	5,392,090	200,316,144

Visa, Inc., Cl. A	756,286	61,183,537

		386,195,865

Semiconductors & Semiconductor Equipment—6.3%
Broadcom Ltd.	731,850	129,112,977

Microchip Technology, Inc.	1,075,200	66,565,632

NVIDIA Corp.	592,120	36,320,641

Texas Instruments, Inc.	968,340	67,338,363

		299,337,613

Software—11.8%
Activision Blizzard, Inc.	3,552,290	146,958,237

Electronic Arts, Inc.[1]	1,940,990	157,666,618

Microsoft Corp.	1,495,330	85,921,662

Oracle Corp.	4,032,300	166,211,406

		556,757,923

Technology Hardware, Storage & Peripherals—3.3%
Apple, Inc.	1,473,468	156,334,955

Materials—3.1%

Chemicals—1.4%
Albemarle Corp.	625,772	50,042,987

13        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Chemicals (Continued)

Sherwin-Williams Co. (The)	62,610	$17,763,083

		67,806,070

Construction Materials—0.9%
Vulcan Materials Co.	364,550	41,511,309

Metals & Mining—0.8%
Newmont Mining Corp.	941,210	35,991,870

Total Common Stocks (Cost $3,782,434,227)		4,675,375,372

	Shares	Value

Investment Company—1.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.35%[2,3,4] (Cost $58,624,392)	58,624,392	$58,624,392

Total Investments, at Value (Cost $3,841,058,619)	99.9%	4,733,999,764

Net Other Assets (Liabilities)	0.1	3,469,545

Net Assets	100.0%	$4,737,469,309

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares August 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E4	76,147,497	1,252,271,438	1,269,794,543	58,624,392

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E4			$58,624,392	$281,120

4. Effective September 28, 2016, the fund will change its name to Oppenheimer Institutional Government Money Market Fund.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,782,434,227)	$4,675,375,372
Affiliated companies (cost $58,624,392)	58,624,392

4,733,999,764

Cash	4,999,993

Receivables and other assets:
Dividends	4,397,102
Shares of beneficial interest sold	621,813
Other	708,697

Total assets	4,744,727,369

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	4,975,153
Trustees’ compensation	1,422,751
Distribution and service plan fees	783,075
Shareholder communications	22,355
Other	54,726

Total liabilities	7,258,060

Net Assets	$4,737,469,309

Composition of Net Assets
Par value of shares of beneficial interest	$90,133

Additional paid-in capital	3,701,532,684

Accumulated net investment income	5,710,457

Accumulated net realized gain on investments and foreign currency transactions	137,194,890

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	892,941,145

Net Assets	$4,737,469,309

15        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,112,542,940 and 58,734,018 shares of beneficial interest outstanding)	$52.99
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$56.22

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,565,687 and 1,028,558 shares of beneficial interest outstanding)	$42.36

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $390,891,616 and 9,302,693 shares of beneficial interest outstanding)	$42.02

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $988,213,122 and 17,323,499 shares of beneficial interest outstanding)	$57.04

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $83,247,798 and 1,648,710 shares of beneficial interest outstanding)	$50.49

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $119,008,146 and 2,095,741 shares of beneficial interest outstanding)	$56.79

See accompanying Notes to Financial Statements.

16        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $8,452)	$57,764,570
Affiliated companies	281,120

Interest	8,753

Total investment income	58,054,443

Expenses
Management fees	28,892,050

Distribution and service plan fees:
Class A	7,399,927
Class B	589,936
Class C	4,064,872
Class R	419,264

Transfer and shareholder servicing agent fees:
Class A	7,042,738
Class B	130,678
Class C	899,138
Class I	296,405
Class R	188,693
Class Y	301,354

Shareholder communications:
Class A	66,966
Class B	3,240
Class C	9,481
Class R	690
Class Y	783

Borrowing fees	87,714

Trustees’ compensation	81,337

Custodian fees and expenses	23,930

Other	132,536

Total expenses	50,631,732
Less reduction to custodian expenses	(2,737)
Less waivers and reimbursements of expenses	(73,009)

Net expenses	50,555,986

Net Investment Income	7,498,457

17        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$154,242,299
Foreign currency transactions	(71,873)

Net realized gain	154,170,426

Net change in unrealized appreciation/depreciation on:
Investments	(73,826,963)
Translation of assets and liabilities denominated in foreign currencies	54,984

Net change in unrealized appreciation/depreciation	(73,771,979)

Net Increase in Net Assets Resulting from Operations	$87,896,904

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015

Operations
Net investment income (loss)	$7,498,457	$(4,775,361)

Net realized gain	154,170,426	758,738,712

Net change in unrealized appreciation/depreciation	(73,771,979)	(584,558,712)

Net increase in net assets resulting from operations	87,896,904	169,404,639

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(418,733,762)	(485,931,791)
Class B	(10,406,066)	(18,559,273)
Class C	(65,088,731)	(71,858,854)
Class I	(119,395,771)	(138,151,134)
Class R	(11,639,000)	(13,599,300)
Class Y	(17,465,793)	(19,747,043)

	(642,729,123)	(747,847,395)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	105,306,012	346,879,884
Class B	(26,227,220)	(32,890,620)
Class C	21,566,491	66,040,795
Class I	75,561,775	82,617,075
Class R	4,188,201	4,852,044
Class Y	(12,354,376)	(23,588,698)

	168,040,883	443,910,480

Net Assets
Total decrease	(386,791,336)	(134,532,276)

Beginning of period	5,124,260,645	5,258,792,921

End of period (including accumulated net investment income (loss) of $5,710,457 and $(1,567,634), respectively)	$4,737,469,309	$5,124,260,645

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$58.99	$66.40	$54.14	$48.38	$42.66

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	(0.06)	(0.03)	0.27	0.13
Net realized and unrealized gain	1.36	2.21	14.86	5.79	5.66

Total from investment operations	1.43	2.15	14.83	6.06	5.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.02)	(0.30)	(0.07)
Distributions from net realized gain	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(7.43)	(9.56)	(2.57)	(0.30)	(0.07)

Net asset value, end of period	$52.99	$58.99	$66.40	$54.14	$48.38

Total Return, at Net Asset Value[3]	2.02%	3.16%	28.09%	12.61%	13.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,112,543	$3,368,384	$3,397,665	$2,886,673	$2,945,709

Average net assets (in thousands)	$3,198,528	$3,497,054	$3,171,028	$2,929,516	$2,918,247

Ratios to average net assets:[4]
Net investment income (loss)	0.14%	(0.10)%	(0.05)%	0.53%	0.28%
Expenses excluding specific expenses listed below	1.05%	1.04%	1.05%	1.11%	1.13%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.05%	1.04%	1.05%	1.11%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.04%	1.05%	1.11%	1.13%

Portfolio turnover rate	79%	66%	67%	61%	26%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.05%
Year Ended August 31, 2015	1.04%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.11%
Year Ended August 31, 2012	1.13%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CAPITAL APPRECIATION FUND

Class B	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$48.90	$57.00	$47.12	$42.20	$37.46

Income (loss) from investment operations:
Net investment loss[2]	(0.26)	(0.45)	(0.42)	(0.13)	(0.22)
Net realized and unrealized gain	1.15	1.91	12.85	5.05	4.96

Total from investment operations	0.89	1.46	12.43	4.92	4.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(7.43)	(9.56)	(2.55)	0.00	0.00

Net asset value, end of period	$42.36	$48.90	$57.00	$47.12	$42.20

Total Return, at Net Asset Value[3]	1.25%	2.38%	27.13%	11.66%	12.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,566	$80,124	$127,565	$143,066	$183,302

Average net assets (in thousands)	$59,243	$103,954	$137,376	$161,182	$198,133

Ratios to average net assets:[4]
Net investment loss	(0.60)%	(0.86)%	(0.81)%	(0.29)%	(0.57)%
Expenses excluding specific expenses listed below	1.82%	1.81%	1.81%	2.09%	2.17%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.82%	1.81%	1.81%	2.09%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.81%	1.81%	1.95%	1.97%

Portfolio turnover rate	79%	66%	67%	61%	26%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.82%
Year Ended August 31, 2015	1.81%
Year Ended August 29, 2014	1.81%
Year Ended August 30, 2013	2.09%
Year Ended August 31, 2012	2.17%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$48.56	$56.67	$46.87	$41.95	$37.22

Income (loss) from investment operations:
Net investment loss[2]	(0.27)	(0.45)	(0.42)	(0.11)	(0.20)
Net realized and unrealized gain	1.16	1.90	12.77	5.03	4.93

Total from investment operations	0.89	1.45	12.35	4.92	4.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(7.43)	(9.56)	(2.55)	0.00	0.00

Net asset value, end of period	$42.02	$48.56	$56.67	$46.87	$41.95

Total Return, at Net Asset Value[3]	1.26%	2.37%	27.11%	11.73%	12.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$390,891	$430,473	$425,871	$362,314	$369,379

Average net assets (in thousands)	$408,311	$445,480	$398,019	$364,712	$372,103

Ratios to average net assets:[4]
Net investment loss	(0.62)%	(0.86)%	(0.81)%	(0.25)%	(0.52)%
Expenses excluding specific expenses listed below	1.82%	1.80%	1.81%	1.89%	1.93%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.82%	1.80%	1.81%	1.89%	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.80%	1.81%	1.89%	1.93%

Portfolio turnover rate	79%	66%	67%	61%	26%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.82%
Year Ended August 31, 2015	1.80%
Year Ended August 29, 2014	1.81%
Year Ended August 30, 2013	1.89%
Year Ended August 31, 2012	1.93%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER CAPITAL APPRECIATION FUND

Class I	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$62.72	$69.75	$56.75	$50.71	$44.87

Income (loss) from investment operations:
Net investment income[3]	0.32	0.22	0.24	0.28	0.28
Net realized and unrealized gain	1.43	2.31	15.60	6.31	5.56

Total from investment operations	1.75	2.53	15.84	6.59	5.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.29)	(0.55)	0.00
Distributions from net realized gain	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(7.43)	(9.56)	(2.84)	(0.55)	0.00

Net asset value, end of period	$57.04	$62.72	$69.75	$56.75	$50.71

Total Return, at Net Asset Value[4]	2.45%	3.60%	28.63%	13.14%	13.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$988,213	$1,009,353	$1,026,931	$835,858	$12

Average net assets (in thousands)	$987,503	$1,050,463	$944,683	$167,432	$11

Ratios to average net assets:[5]
Net investment income	0.56%	0.33%	0.38%	0.51%	0.86%
Expenses excluding specific expenses listed below	0.63%	0.62%	0.63%	0.65%	0.62%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.63%	0.62%	0.63%	0.65%	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%	0.62%	0.63%	0.65%	0.62%

Portfolio turnover rate	79%	66%	67%	61%	26%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	0.63%
Year Ended August 31, 2015	0.62%
Year Ended August 29, 2014	0.63%
Year Ended August 30, 2013	0.65%
Period Ended August 31, 2012	0.62%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$56.68	$64.31	$52.61	$47.01	$41.49

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	(0.21)	(0.18)	0.14	0.00[3]
Net realized and unrealized gain	1.30	2.14	14.43	5.63	5.52

Total from investment operations	1.24	1.93	14.25	5.77	5.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.17)	0.00
Distributions from net realized gain	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(7.43)	(9.56)	(2.55)	(0.17)	0.00

Net asset value, end of period	$50.49	$56.68	$64.31	$52.61	$47.01

Total Return, at Net Asset Value[4]	1.74%	2.89%	27.78%	12.31%	13.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,248	$89,442	$95,477	$92,488	$103,023

Average net assets (in thousands)	$85,690	$94,706	$94,728	$98,344	$109,283

Ratios to average net assets:[5]
Net investment income (loss)	(0.12)%	(0.35)%	(0.30)%	0.28%	0.01%
Expenses excluding specific expenses listed below	1.31%	1.30%	1.31%	1.37%	1.39%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.31%	1.30%	1.31%	1.37%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.30%	1.31%	1.37%	1.39%

Portfolio turnover rate	79%	66%	67%	61%	26%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.31%
Year Ended August 31, 2015	1.30%
Year Ended August 29, 2014	1.31%
Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.39%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER CAPITAL APPRECIATION FUND

Class Y	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$62.57	$69.73	$56.72	$50.67	$44.70

Income (loss) from investment operations:
Net investment income[2]	0.22	0.09	0.14	0.54	0.33
Net realized and unrealized gain	1.43	2.31	15.57	6.01	5.91

Total from investment operations	1.65	2.40	15.71	6.55	6.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.15)	(0.50)	(0.27)
Distributions from net realized gain	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(7.43)	(9.56)	(2.70)	(0.50)	(0.27)

Net asset value, end of period	$56.79	$62.57	$69.73	$56.72	$50.67

Total Return, at Net Asset Value[3]	2.28%	3.38%	28.40%	13.06%	14.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,008	$146,485	$185,284	$358,162	$1,146,115

Average net assets (in thousands)	$136,687	$148,398	$237,983	$996,554	$1,122,130

Ratios to average net assets:[4]
Net investment income	0.38%	0.13%	0.22%	1.00%	0.69%
Expenses excluding specific expenses listed below	0.82%	0.81%	0.81%	0.71%	0.72%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.82%	0.81%	0.81%	0.71%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.81%	0.81%	0.71%	0.72%

Portfolio turnover rate	79%	66%	67%	61%	26%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	0.82%
Year Ended August 31, 2015	0.81%
Year Ended August 29, 2014	0.81%
Year Ended August 30, 2013	0.71%
Year Ended August 31, 2012	0.72%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2016

1. Organization

Oppenheimer Capital Appreciation Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s previous reporting period was the last day the New York Stock Exchange was open for trading during that period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

26        OPPENHEIMER CAPITAL APPRECIATION FUND

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

27        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements. The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$7,119,674	$139,054,185	$—	$891,081,844

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due

28        OPPENHEIMER CAPITAL APPRECIATION FUND

2. Significant Accounting Policies (Continued)

to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[1]

$13,725,701	$220,366	$13,505,335

1. $13,725,701, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2016	Year Ended August 31, 2015

Distributions paid from:
Ordinary income	$29,945,643	$132,505,578
Long-term capital gain	612,783,480	615,341,817

Total	$642,729,123	$747,847,395

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,842,917,920

Gross unrealized appreciation	$919,288,461
Gross unrealized depreciation	(28,206,617)

Net unrealized appreciation	$891,081,844

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

29        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or

30        OPPENHEIMER CAPITAL APPRECIATION FUND

3. Securities Valuation (Continued)

less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker

31        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$807,602,417	$—	$—	$807,602,417
Consumer Staples	261,297,792	—	—	261,297,792
Energy	143,635,038	—	—	143,635,038
Financials	157,164,050	—	—	157,164,050
Health Care	829,405,160	—	—	829,405,160
Industrials	411,268,269	—	—	411,268,269
Information Technology	1,919,693,397	—	—	1,919,693,397
Materials	145,309,249	—	—	145,309,249
Investment Company	58,624,392	—	—	58,624,392

Total Assets	$4,733,999,764	$—	$—	$4,733,999,764

32        OPPENHEIMER CAPITAL APPRECIATION FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended. Effective September 28, 2016, IMMF will change its name to Oppenheimer Institutional Government Money Market Fund.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

33        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	3,884,916	$208,979,840	6,234,180	$389,155,265
Dividends and/or distributions reinvested	7,464,948	408,556,639	7,972,632	473,016,287
Redeemed	(9,716,601)	(512,230,467)	(8,273,102)	(515,291,668)

Net increase	1,633,263	$105,306,012	5,933,710	$346,879,884

34        OPPENHEIMER CAPITAL APPRECIATION FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class B
Sold	28,463	$1,292,895	77,974	$4,076,686
Dividends and/or distributions reinvested	235,514	10,360,244	373,122	18,450,908
Redeemed	(874,021)	(37,880,359)	(1,050,383)	(55,418,214)

Net decrease	(610,044)	$(26,227,220)	(599,287)	$(32,890,620)

Class C
Sold	1,239,456	$53,165,453	1,484,894	$76,691,774
Dividends and/or distributions reinvested	1,405,436	61,333,241	1,369,943	67,277,879
Redeemed	(2,206,206)	(92,932,203)	(1,505,132)	(77,928,858)

Net increase	438,686	$21,566,491	1,349,705	$66,040,795

Class I
Sold	1,470,988	$83,954,330	938,277	$62,016,494
Dividends and/or distributions reinvested	2,032,960	119,395,771	2,197,026	138,149,004
Redeemed	(2,274,319)	(127,788,326)	(1,764,684)	(117,548,423)

Net increase	1,229,629	$75,561,775	1,370,619	$82,617,075

Class R
Sold	256,599	$13,045,143	289,130	$17,378,744
Dividends and/or distributions reinvested	218,328	11,407,662	230,431	13,159,935
Redeemed	(404,369)	(20,264,604)	(426,124)	(25,686,635)

Net increase	70,558	$4,188,201	93,437	$4,852,044

Class Y
Sold	605,572	$34,306,595	803,628	$53,043,406
Dividends and/or distributions reinvested	275,740	16,141,814	272,223	17,103,758
Redeemed	(1,126,547)	(62,802,785)	(1,392,067)	(93,735,862)

Net decrease	(245,235)	$(12,354,376)	(316,216)	$(23,588,698)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$3,818,490,185	$4,266,279,174

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

35        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $1 billion	0.58
Next $2 billion	0.56
Next $2 billion	0.54
Next $2 billion	0.52
Next $2.5 billion	0.50
Over $11 billion	0.48

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

36        OPPENHEIMER CAPITAL APPRECIATION FUND

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	106,839
Accumulated Liability as of August 31, 2016	735,628

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

37        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

August 31, 2016	$767,095	$4,956	$42,603	$21,027	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $73,009 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court

38        OPPENHEIMER CAPITAL APPRECIATION FUND

10. Pending Litigation (Continued)

granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

39        OPPENHEIMER CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund, including the statement of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
October 25, 2016

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Capital gain distributions of $7.08183 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 7, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $55,002,223 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $35,239 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Kotlarz, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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Michael Kotlarz[1], Vice President (since 2012) Year of Birth: 1972	Vice President (since March 2008); Senior Research Analyst of the Sub-Adviser (March 2008-May 2013). Managing Director of Equity Research at Ark Asset Management (March 2000-March 2008). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

1. Effective October 5, 2016, Michael Kotlarz is no longer an officer of the Fund.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CAPITAL APPRECIATION FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0320.001.0816 October 25, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $29,200 in fiscal 2016 and $27,800 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $254 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $672,785 in fiscal 2016 and $879,472 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, custody exams, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $237,933 in fiscal 2016 and $595,129 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

0

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $910,718 in fiscal 2016 and $1,474,601 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/17/2016